SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): June 9, 2005

                            VICTORIA INDUSTRIES, INC.

               (Exact Name of Registrant as Specified in Charter)

          Nevada                    000-27189               98-0230423
(State or Other Jurisdiction       Commission             (IRS Employer
    of Incorporation)              File Number)         Identification No.)

      551 Fifth Avenue, Suite 601, New York, NY        10017
      (Address of Principal Executive Offices)       (Zip Code)
                       Commission file number: 000-27189

       Registrant's telephone number, including area code: (212) 973-0063

ITEM 4.01 CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANTS

(a)  Reg. SB 304 a(1) Previous Independent Accountants:

On April 21, 2005, Victoria Industries Inc., ("the Company") decided to no longer engage BDO Unicon ("BDO Unicon") as the Company's independent accountants. The decision to change accountants was recommended by the Company's management and approved by the Company's Board of Directors. The Company has engaged John A. Braden and Company, PLLC ("John Braden") to audit the Company's financial statements for the years ended December 31, 2003 and December 31, 2004 effective May 11, 2005.

BDO Unicon were the Company's independent accountants since May 17, 2004. The Company's fiscal 2003 financials have not been filed and BDO Unicon did not report on any of the Company's financial statements. BDO Dunwoody's opinion on the financial statements for the fiscal 2002 contained an emphasis paragraph as to the uncertainty of the Companies ability to continue as a going concern.

     (a) During the most recent fiscal year and subsequent interim periods preceding the date of this report BDO Unicon had the following main comments to and disagreements with accounting principles or practices, financial statements disclosure, or auditing scope or procedure:

               i. The Company did not recognize interest expense and loss on extinguishment that arose upon the beneficial conversion of outstanding convertible debentures in December 2003;

               ii. The Company did not recognize fair value of compensation and contributed services;


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          The  above  comments  and  disagreements  were  resolved  to  the satisfaction of BDO Unicon in January 2005.

     (b) During the most recent fiscal year and any subsequent interim periods preceding the date of this report there were no reportable events involving BDO Unicon that would have required disclosure under Item 304(a)(iv)(B) of Regulation S-B; or

     (c) During the most recent fiscal year and any subsequent interim periods there were no written or oral consultations between the Company and John Braden regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements that was considered an important factor by the Company in reaching a decision as to an accounting, auditing or financial issue, or any matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304 (a)(2) of Regulation S-B.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit 16. Letter of BDO Unicon addressed to the Securities and Exchange Commission dated June 9, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            VICTORIA INDUSTRIES INC.

                                  (Registrant)

Date: June 9, 2005     By: /s/ Albert Abdouline

                             ----------------------------------
                             Albert Abdouline,
                             Chief Executive Officer